UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

DATA443 RISK MITIGATION, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30542	86-0914051
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Sancar Drive, Suite 400

Research Triangle Park, NC

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (919) 858-6542

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Securities Purchase Agreements

On June 30, 2023, Data443 Risk Mitigation, Inc. (the “Company”) entered into a securities purchase agreement (“Purchase Agreement #1”) with an accredited investor as purchaser (“Investor #1”). Pursuant to Purchase Agreement #1, the Company sold, and Investor #1 purchased, $812,500.00 in principal amount of secured convertible notes (the “Investor #1 Notes”) and pre-funded warrants (the “Investor #1 Warrants”).

The Investor #1 Notes are convertible into shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at a conversion price per share of $0.005, subject to adjustment under certain circumstances described in the Investor #1 Notes. The Investor #1 Notes were issued with an original issue discount of 30.00%, do not bear interest, and mature twelve months from the date of issuance.

Also on June 30, 2023, the Company entered into a second securities purchase agreement (“Purchase Agreement #2” and, together with Purchase Agreement #1, the “Purchase Agreements”) with an accredited investor as purchaser (“Investor #2” and, together with Investor #1, the “Investors”). Pursuant to Purchase Agreement #2, the Company sold, and Investor #2 purchased, $718,750.00 in principal amount of secured convertible notes (the “Investor #2 Notes” and, together with the Investor #1 Notes, the “Notes”) and pre-funded warrants (the “Investor #2 Warrants” and, together with the Investor #1 Warrants, the “Warrants”).

The Investor #2 Notes are convertible into Common Stock, at a conversion price per share of $0.005, subject to adjustment under certain circumstances described in the Notes. The Notes were issued with an original issue discount of 15.00%, bear interest at a rate of 12%, and mature twelve months from the date of issuance.

The Investor #1 Warrants have an exercise price of $0.001 and are exercisable on or after the date that the Common Stock is listed for trading on any of The New York Stock Exchange, The Nasdaq Global Market, The Nasdaq Global Select Market, The Nasdaq Capital Market or the NYSE American. The Investor #1 Warrants entitle Investor #1 to purchase 162,500,000 shares of Common Stock into which the Investor #1 Note may be converted, subject to adjustment under certain circumstances described in the Investor #1 Warrants, and have an exercise price of $0.005, which was pre-funded to the Company.

The Investor #2 Warrants have an exercise price of $0.001 and are exercisable at any time, and entitle Investor #2 to purchase 162,500,000 shares of Common Stock into which the Investor #2 Note may be converted, subject to adjustment under certain circumstances described in the Investor #2 Warrants, and have an exercise price of $0.005, which was pre-funded to the Company.

The Investors will have “piggyback” registration rights that will allow the Investors to elect to have the Common Stock underlying the Notes and the Warrants included in any underwritten public offering of equity securities subsequently initiated by the Company. The Common Stock included in any underwritten public offering initiated by the Company will be subject to limitation based on the discretion of the underwriter of such offering.

Dawson James Securities, Inc. acted as placement agent in connection with the transaction, and in consideration therefore received cash consideration of $140,000.00 consisting of $100,000.00 commission and $40,000.00 for legal fees in connection with the transaction, and warrants to purchase 32,500,000 shares of Common Stock on the same terms as the Warrants (the “Placement Agent Warrants”).

The Notes and Warrants to be sold are not registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any state, and were offered and sold in reliance upon the exemption from registration afforded by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The Investors are “accredited investors” as such term is defined in Regulation D promulgated under the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The foregoing descriptions of the Investor #1 Notes, the Investor #2 Notes, the Investor #1 Warrants, the Investor #2 Warrants, the Placement Agent Warrants, the Investor #1 Purchase Agreement and the Investor #2 Purchase Agreement do not purport to be complete descriptions of the rights and obligations of the parties thereunder and are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 10.1 and 10.2, respectively.

Security Agreement

On June 30, 2023, the Company and the Investors entered into a Security Agreement, pursuant to which, in order to secure the obligations under the Notes, the Investors received a first priority security interest in assets to be acquired by the Company in connection with a previously disclosed acquisition of assets of Cyren Ltd. (the “Cyren Assets”).

The foregoing description of the Security Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibits 10.3.

Amendment

As previously disclosed, on April 22, 2021 and July 27, 2021, the Company entered into Securities Purchase Agreements (the “Original Purchase Agreements”) with a certain accredited investor as purchaser (the “Previous Investor”). Pursuant to the Original Purchase Agreements, the Company sold, and the Previous Investor purchased, an aggregate of approximately $1,114,000.00  in principal amount of senior secured notes and warrants. On July 5, 2023, the Company entered into an amendment (the “Amendment”) with the Previous Investor, pursuant to which, among other things, the Previous Investor agreed to exclude the Cyren Assets from the security interests granted under the Original Purchase Agreements.

As consideration for entering into the Amendment, the Company granted to the Previous Investor warrants to purchase 25,000,000 shares of Common Stock (the “Previous Investor Warrants”). The Previous Investor Warrants have an exercise price of $0.001, are exercisable at any time, and entitle the Previous Investor to purchase up to 25,000,000 shares of Common Stock, subject to adjustment under certain circumstances described in the Previous Investor Warrants.

The Previous Investor will have “piggyback” registration rights that will allow the Previous Investor to elect to have the Common Stock underlying the Previous Investor Warrants included in any underwritten public offering of equity securities subsequently initiated by the Company. The Common Stock included in any underwritten public offering initiated by the Company will be subject to limitation based on the discretion of the underwriter of such offering.

The Previous Investor Warrants were not registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any state, and were offered and sold in reliance upon the exemption from registration afforded by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The Previous Investor is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The foregoing descriptions of the Previous Investor Warrants and the Amendment do not purport to be complete descriptions of the rights and obligations of the parties thereunder and are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 4.6 and 10.4, respectively.

Note Exchange and New Note

On June 30, 2023, the Company entered into a Note Exchange Agreement (the “Note Exchange Agreement”) with a noteholder of the Company (the “Noteholder”), pursuant to which the Company agreed with an investor to exchange two outstanding notes with a total outstanding balance of $5,398,299 for a new note with an aggregate value of $665,000 (the “New Note”). The New Note matures on June 1, 2024, and calls for payments of (i) $115,000 on or prior to July 25, 2023, (ii) nine monthly payments to the noteholder in the amount of $38,889 each, with the first payment beginning September 1, 2023 and (iii) $200,000 on the earlier of (a) three business days following the Company’s successful listing on any of the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange or (b) the receipt of not less than $4,000,000 in funding from a single transaction. If the conditions for payment of the above $200,000 are not met, but the Company raises capital in excess of $500,000 in a single closing, then 25% of any capital raised in such closing shall be used to satisfy the $200,000 payment.

The New Note was not registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any state, and was offered and sold in reliance upon the exemption from registration afforded by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The Previous Investor is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The foregoing descriptions of the Note Exchange Agreement and the New Note do not purport to be complete descriptions of the rights and obligations of the parties thereunder and are qualified in their entirety by reference to the full text of the agreements, copies of which are attached hereto as Exhibits 4.7 and 10.5, respectively.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant

The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” relating to (i) the issuance of the Notes pursuant to the Purchase Agreements and (ii) the issuance of the New Note pursuant to the Note Exchange Agreement, is incorporated by reference herein in its entirety.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” relating to (i) the issuance of the Notes, Warrants and Previous Investor Warrants pursuant to the Purchase Agreements, (ii) the issuance of the Placement Agent Warrants and (iii) the issuance of the New Notes pursuant to the Note Exchange Agreement, is incorporated by reference herein in its entirety. The Company issued the Notes, the Warrants, the Previous Investor Warrants, the Placement Agent Warrants and the New Notes in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

4.1	Form of Note, between the Company and Investor #1.
4.2	Form of Warrant, between the Company and Investor #1.
4.3	Form of Note, between the Company and Investor #2.
4.4	Form of Warrant, between the Company and Investor #2.
4.5	Form of Warrant, between the Company and the Placement Agent
4.6	Form of Warrant, between the Company and the Previous Investor.
4.7	Form of New Note, between the Company and the Noteholder.
10.1	Form of Securities Purchase Agreement between the Company and Investor #1.
10.2	Form of Securities Purchase Agreement between the Company and the Investor #2.
10.3	Form of Security Agreement between the Company and the Investors.
10.4	Form of Amendment
10.5	Form of Note Exchange Agreement, between the Company and the Noteholder.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2023	DATA443 RISK MITIGATION, INC.

	By:	/s/ Jason Remillard
Jason Remillard
Chief Executive Officer